                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.  20549


                            FORM 8-K

CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(D) OF
              THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)
 September 7, 1995



                     STERLING WEST BANCORP
     (Exact name of registrant as specified in its charter)



     California             0-10794             95-3712404
  (State or other         (Commission        (I.R.S. Employer
   jurisdiction           File Number)      Identification No.)
 of incorporation)



3287 Wilshire Boulevard, Los Angeles, California    90010
  (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code (213) 384-4444



                             N/A
  (Former name or former address, if changed since last report)

ITEM 2: Acquisition or Disposition of Assets

     On September 7, 1995 the Company completed the disposition of a substantial portion of the assets of its finance company subsidiary, Sterling Business Credit, Inc. ("Business Credit"). The transaction was structured as an asset sale and consisted of the sale of commercial loans with a net principal balance, after reserves, of 14,675,390.39. The purchase price was paid in cash and amounted to 16,675,390.39. Expenses of the transaction amounted to approximately $500,000 resulting in a gain on the sale of approximately $1.5 million or $0.9 million after tax. The assets were acquired by First Capital Corporation, an entity that is not related to the Company, any of its affiliates, officers or directors. Business Credit retained loans with a principal balance of $3,008,174.81, real estate owned of $345,000 and other assets of approximately $12,000. As a result of the transaction Business Credit paid off all of its outstanding debt and First Capital Corporation will provide a loan to Business Credit of up to $1.5 million to finance the assets Business Credit is retaining.

ITEM 7: Financial Statements, Pro Forma Financial Information and
        Exhibits

     (b) Pro Forma Financial Information:

          The following consolidated pro forma financial information sets forth the Balance Sheet and Statement of Operations of Sterling West Bancorp and Subsidiaries at June 30, 1995 and for the six months then ended and a Statement of Operations for the fiscal year ended December 31, 1994, as adjusted for the sale of substantially all of the assets of Business Credit. The pro forma adjustments reflect the loan values on June 30, 1995 for the loans that were sold by Business Credit to First Capital Corporation. The presentation shows the decrease in assets of the consolidated company as a result of the sale and the decrease in earnings from continuing operations. The pro forma Statement of Operations does not include the gain on the sale of these assets.

                    Sterling West Bancorp and Subsidiaries
                     CONSOLIDATED PRO FORMA BALANCE SHEET
                                  (Unaudited)

                                        June 30,     Pro Forma   Pro Forma
                                          1995      Adjustments   Results
ASSETS
  Cash and cash equivalents          $ 16,520,000 $ 3,907,000(A)$20,427,000
  Investment securities
    (market value of $7,072,000 in
    1995)                               7,064,000                 7,064,000

  Loans Receivable, net                88,377,000 (15,265,000)(B)73,112,000

  Fixed assets
    Land and building                     227,000                   227,000
    Furniture and equipment             3,436,000     (41,000)(C) 3,395,000
    Leasehold improvements              1,411,000                 1,411,000
                                        5,074,000     (41,000)    5,033,000
    Less accumulated depreciation      (3,832,000)    (36,000)(C)(3,796,000)
                                        1,242,000      (5,000)    1,237,000

  Accrued interest receivable             905,000    (317,000)(D)   588,000
  Real estate held for sale             6,084,000                 6,084,000
  Other assets                          1,766,000    (603,000)(E) 1,163,000
  Assets of discontinued operations     3,254,000                 3,254,000
     Total assets                    $125,212,000$(12,283,000) $112,929,000

LIABILITIES
  Deposits
    Demand                           $ 30,308,000              $ 30,308,000
    Savings and NOW                    52,426,000                52,426,000
    Money market                        6,874,000                 6,874,000
    Time deposits $100,000 or greater   4,340,000                 4,340,000
    Other time deposits                 3,843,000                 3,843,000
                                       97,791,000                97,791,000

  Notes payable                        13,508,000 (12,808,000)(F)   700,000
  Other liabilities                     3,711,000    (378,000)(G) 3,333,000
     Total liabilities                115,010,000 (13,186,000)  101,824,000

STOCKHOLDERS' EQUITY
  Common stock - authorized 5,000,000
    shares without par value; issued
    and outstanding 1,710,429 shares
    at June 30, 1995                    8,686,000                 8,686,000
  Retained earnings                     1,516,000     903,000 (H) 2,419,000
                                       10,202,000     903,000    11,105,000
Total Liabilities and Stockholders
  Equity                             $125,212,000$ 12,283,000  $112,929,000


See accompanying notes to consolidated pro forma financial statements.

ITEM 7(b): PRO FORMA FINANCIAL INFORMATION

Sterling West Bancorp and Subsidiaries
               CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                                 (Unaudited)

                               For the twelve
                                months ended
                                December 31,  Pro Forma     Pro Forma
                                    1994     Adjustments     Results
Interest income
  Loans                      $11,376,000 $(3,419,000)(I) $ 7,957,000
  Federal funds sold             540,000                    540,000
  Investment securities held
   to maturity                   451,000                    451,000
  Trading Securities              69,000                     69,000
                              12,436,000  (3,419,000)     9,017,000

Interest expense
  Savings and NOW              1,865,000                  1,865,000
  Money market                   231,000                    231,000
  Time deposits $100,000
   or greater                    443,000                    443,000
  Other time deposits            218,000                    218,000
  Notes Payable                1,229,000  (1,163,000)(J)      66,000
                               3,986,000  (1,163,000)     2,823,000
     Net interest income       8,540,000  (2,256,000)     6,194,000
Provision for loan losses        266,000      (5,000)(K)     261,000
     Net interest income
      after provision for
      loan losses              8,184,000  (2,251,000)     5,933,000

Non-interest income
  Service charges on deposit
   accounts                      278,000                    278,000
  Gain on sale of SBA loans       69,000                     69,000
  Other                          578,000     (74,000)(L)     504,000
                                 925,000     (74,000)       851,000
Non-interest expense
  Salaries, wages and employee
   benefits                    4,374,000  (1,060,000)(M)   3,314,000
  Occupancy                      943,000     (29,000)(N)     914,000
  Furniture and equipment        224,000                    224,000
  Real estate operations, net  1,311,000                  1,311,000
  Other                        2,211,000    (438,000)     1,773,000
                               9,063,000  (1,527,000)     7,536,000
Income from continuing operations
   before income taxes            46,000    (798,000)      (752,000)
Income tax provision              17,000    (157,000)       174,000

Income from continuing operations$    29,000$ (955,000)  $ (926,000)
                             ============  ==========     ==========
Income (loss) per common share:
  From continuing operations $      0.02                 $    (0.54)
                             ============                 ==========
Weighted average number of
  outstanding shares           1,710,429                  1,710,429
                             ============                ===========

See accompanying notes to consolidated pro forma financial statements.

ITEM 7(b): PRO FORMA FINANCIAL INFORMATION

Sterling West Bancorp and Subsidiaries
               CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                                 (Unaudited)

                                For the six
                                months ended
                                  June 30, Pro Forma      Pro Forma
                                    1995  Adjustments      Results
Interest income
  Loans                      $ 6,325,000 $(2,037,000)(I) $ 4,288,000
  Federal funds sold             299,000                    299,000
  Investment securities held
   to maturity                   247,000                    247,000
  Trading Securities                 --                         --
                               6,871,000  (2,037,000)     4,834,000

Interest expense
  Savings and NOW              1,314,000                  1,314,000
  Money market                    77,000                     77,000
  Time deposits $100,000
   or greater                     70,000                     70,000
  Other time deposits             85,000                     85,000
  Notes Payable                  793,000    (729,000)(J)      64,000
                               2,339,000    (729,000)     1,610,000
     Net interest income       4,532,000  (1,308,000)     3,224,000
Provision for loan losses        200,000                    200,000
     Net interest income
      after provision for
      loan losses              4,332,000  (1,308,000)     3,024,000

Non-interest income
  Service charges on deposit
   accounts                      162,000                    162,000
  Gain on sale of SBA loans      103,000                    103,000
  Other                          291,000     (36,000)(L)     255,000
                                 556,000     (36,000)       520,000
Non-interest expense
  Salaries, wages and employee
   benefits                    2,286,000    (623,000)(M)   1,663,000
  Occupancy                      411,000     (15,000)(N)     396,000
  Furniture and equipment        172,000                    172,000
  Real estate operations, net    272,000                    272,000
  Other                        1,268,000    (135,000)     1,133,000
                               4,409,000    (773,000)     3,636,000
Income from continuing operations
   before income taxes           479,000    (571,000)       (92,000)
Income tax provision             200,000    (226,000)       (26,000)

Income from continuing operations$   279,000$  (345,000)$   (66,000)
                             ============  ==========    ===========
Income (loss) per common share:
  From continuing operations $      0.16                $     (0.04)
                             ============                ===========
Weighted average number of
  outstanding shares           1,710,429                   1,710,429
                             ============                ===========


See accompanying notes to consolidated pro forma financial statements.

ITEM 7(b): PRO FORMA FINANCIAL INFORMATION

Notes to Pro Forma Financial Information

(A) Reflects the portion of the purchase price retained in cash after payment of liabilities.

(B) The principal amount, on June 30, 1995 of the loans sold to First Capital was $15,265,000.

(C) The book value on June 30, 1995 of furniture and equipment sold to First Capital Corporation was $41,000 and the accumulated depreciation was $36,000.

(D) Accrued interest receivable on June 30, 1995 on the loans sold to First Capital Corporation was $317,000.

(E) The adjustment to other assets consists of a reduction of the tax receivable as a result of the income taxes accrued on the sale.

(F) The reduction in notes payable results from the payoff of the line of credit from Security Pacific Business Credit used by Business Credit to finance its loan portfolio. In addition the Company will payoff its $1.5 million capital notes, substantially all of which had been downstreamed to Business Credit.

(G) The reduction of other liabilities results from the payment of the accrued interest payable on the debt noted in Note F and the payment of deferred compensation to Business Credit executives.

(H) The increase in shareholders equity reflects the after tax gain on the sale of the assets.

(I) The decrease in interest income on loans reflects the interest income accrued on the loans sold to First Capital Corporation.

(J) The decrease in interest expense on notes payable reflects the interest expense on the notes payable to Security Pacific Business Credit and the $1.5 million of capital notes issued by the Company and paid off as a result of this transaction.

(K) The reduction in provision for loan losses reflects the provision taken against these loans by Business Credit in 1994.

(L) The reduction in other non-interest income relates to audit fee income charged by Business Credit on the loans sold to First Capital Corporation.

(M) The reduction in salaries and wages and employee benefits relates to the employees who formerly worked for Business Credit but are no longer needed as a result of the sale of assets.

(N) The reduction in occupancy expense relates to rental costs for space which is no longer needed as a result of the sale.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           STERLING WEST BANCORP
                                (Registrant)




Date: September 21, 1995       /s/ D.B. Swets
                                D. B. Swets
                           Chief Financial Officer
                          (Principal Financial and
                            Accounting Officer)